EXHIBIT 10.5

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of November 23, 1998 (the "First Amendment") among SIERRA HEALTH SERVICES, INC. (the "Company"), the Banks now party to the Credit Agreement referred to below, the financial institutions listed on the signature page hereof that are joining the Credit Agreement as Banks (the "New Banks") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 30, 1998 (as further amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

         WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         WHEREAS, the New Banks wish to be added to the Credit Agreement as Banks, and the Company, the Agent and the existing Banks are willing to permit the New Banks to be so added;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

         2. Amendment. The Credit Agreement is hereby amended as follows:

                  2.1      Amendments to Section 1.01.

                  (a) There shall be added to Section 1.01 of the Credit Agreement, in appropriate alphabetical sequence, the following definitions:

                           "First Union" shall mean First Union National Bank.

                           "Workers'   Compensation  Business"  shall  mean  the
                  business of underwriting workers' compensation insurance and performing administrative functions related thereto.

                           "Workers'  Compensation  Event" shall mean failure by
                  the Company or any of its Workers' Compensation Subsidiaries to comply in any material respect with any of the terms and provisions of any applicable Workers'

39251439.4 12199 1610P 96246459

                  Compensation Regulation pertaining to the fiscal soundness, solvency or financial condition of the Company or any of its Workers' Compensation Subsidiaries, or the assertion in writing, after the Closing Date, by a Workers' Compensation Regulator that it intends to take administrative action against the Company or any of its Workers' Compensation Subsidiaries to revoke or modify any Governmental Approval of, or to enforce the fiscal soundness, solvency or financial provisions or requirements of such Workers' Compensation Regulations against, the Company or any of its Workers' Compensation Subsidiaries, if such action, modification or enforcement is reasonably likely to have a Material Adverse Effect.

                           "Workers'  Compensation  Regulations"  shall mean all
                  Requirements of Law applicable to any Workers' Compensation Subsidiary under federal or state law and any regulations, orders and directives promulgated or issued pursuant to the foregoing in connection with the operation of its Workers Compensation Business.

                           "Workers'  Compensation  Regulator"  means any Person
                  charged with the administration, oversight or enforcement of a Workers' Compensation Regulation, whether primarily, secondarily, or jointly.

                           "Workers'  Compensation  Subsidiary"  shall  mean any
                  current or future Subsidiary of the Company that is primarily involved in the Workers' Compensation Business.

                  (b) The second sentence following the chart in the definition of the term "Applicable Commitment Fee Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Thereafter, the Applicable Commitment Fee Rate shall
                  be the actual Level reflected on the Compliance Certificate and shall be effective from and including the date on which the Agent receives such Compliance Certificate to but excluding the date on which the Agent receives the next Compliance Certificate; provided, however, that if the Agent does not receive a Compliance Certificate by the date required by subsection 7.02(b), the Applicable Commitment Fee Rate shall, effective as of such date, be Level 6 to but excluding the date the Agent receives such Compliance Certificate (on which such date the Applicable Commitment Fee Rate shall be the actual Level reflected on such Compliance Certificate)."

                  (c) The second sentence following the chart in the definition of the term "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


39251439.4 12199 1610P 96246459

                           "Thereafter,  the  Applicable  Margin  shall  be  the
                  actual Level reflected on the Compliance Certificate and shall be effective from and including the date on which the Agent receives a Compliance Certificate to but excluding the date on which the Agent receives the next Compliance Certificate; provided, however, that if the Agent does not receive a Compliance Certificate by the date required by subsection 7.02(b), the Applicable Margin shall, effective as of such date, be Level 6 to but excluding the date the Agent receives such Compliance Certificate (on which such date the Applicable Margin shall be the actual Level reflected on such Compliance Certificate)."

                  (d) Clause (d) of the definition of the term "Eligible Assignee" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(d) any insurance company, mutual fund or other financial institution or fund."

                  (e) Clause (a) of the definition of the term "Health Care Business" in Section 1.01 of the Credit Agreement is hereby amended by adding "including without limitation the provision of Medicare and Medicaid services" at the end thereof.

                  (f) The definition of the term "HMO Texas" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "HMO Texas" means Texas Health Choice L.C., a Texas limited liability company, formerly known as HMO Texas, L.C., which is an indirect Subsidiary of the Company.

                  (g) The definition of the term "Honor Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting "subsection 3.03(b)" and replacing it with "subsection 3.03(c)".

                  (h) The  definition  of the term  "L/C-Related  Documents"  in
Section 1.01 of the Credit Agreement is hereby amended by adding "the Existing BofA Letters of Credit," after "Letters of Credit," in the first line thereof.

                  (i) The definition of the term "Kaiser Acquisition Agreements" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Kaiser  Acquisition  Agreements"  means that certain
                  Asset Sale and Purchase Agreement dated June 5, 1998 between PMAT and HMO Texas, as amended, that certain Asset Sale and Purchase Agreement dated June 5, 1998, as amended, between Kaiser-Texas and HMO Texas and that certain Master

39251439.4 12199 1610P 96246459

                  Sale and Purchase Agreement dated June 5, 1998 between Kaiser-Texas and HMO Texas, as amended.

                  (j) The  definition  of the term  "Majority  Banks" in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Majority  Banks"  means  at any time  that  BofA and
                  First Union shall collectively hold in excess of 50% of the Commitments, Banks holding in excess of 75% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having in excess of 75% of the Commitments; at any time that BofA and First Union shall collectively hold in excess of 42.5% of the Commitments but not more than 50% of the Commitments, Banks holding in excess of 66 2/3% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having in excess of 66 2/3% of the Commitments; and at any time that BofA and First Union shall collectively hold 42.5% or less of the Commitments, Banks holding in excess of 60% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having in excess of 60% of the Commitments.

                  2.2      Amendment to Section 2.07.

                  (a) The first sentence of clause (c) of Section 2.07 of the Credit Agreement is hereby amended by inserting "excluding sales or dispositions in the ordinary course of business by the Company of securities in its investment portfolio" immediately after "in the existing lines of business of the Company" appearing in the eleventh line thereof.

                  2.3      Amendment to Section 3.01.

                  (a) The first sentence of clause (a) of Section 3.01 of the Credit Agreement is hereby amended by inserting "to the day thirty days prior" immediately after "Closing Date" in the third line thereof.

                  2.4      Amendments to Section 3.03.

                  (a) Clause (b) of Section 3.03 of the Credit Agreement is hereby amended by deleting "subsection 3.3(a)" and replacing it with "subsection 3.03(a)" in the second line thereof.

                  2.5      Amendments to Section 3.06.

                  (a) Clause (iii) of Section 3.06 of the Credit Agreement is hereby amended by adding "(including without limitation any Bank)" after "Person" in the sixth line thereof.


39251439.4 12199 1610P 96246459

                  2.6      Amendments to Section 5.01.

                  (a) Clause (i) of Section 5.01 of the Credit Agreement is hereby amended by adding "and the collateral thereunder has been released" to the end thereof.

                  2.7      Amendments to Section 6.01.

                  (a) Clause (d) of Section 6.01 of the Credit Agreement is hereby amended by adding "including without limitation all Workers' Compensation Regulations," after "Requirements of Law" in the first line thereof.

                  2.8      Amendments to Section 6.02.

                  (a) Clause (c) of Section 6.02 of the Credit Agreement is hereby amended by adding "including without limitation all Workers' Compensation Regulations," after "Requirement of Law" in the first line thereof.

                  2.9      Amendments to Section 6.05.

                  (a) Clause (a) of Section 6.05 of the Credit Agreement is hereby amended by adding "or impair the Banks ability to effect rights and remedies" to the end thereof.

                  2.10     Amendments to Section 6.07.

                  (a) Clause (a) of Section 6.07 of the Credit Agreement is hereby amended by deleting "the requirements of all applicable laws, rules, regulations and orders of every governmental authority" and replacing it with "Requirements of Law of every Governmental Authority".

                  2.11     Amendments to Section 6.21.

                  (a) Section 6.21 of the Credit Agreement is hereby amended by adding "and the Kaiser Acquisition Agreements" after "Loan Documents" in the third line thereof and adding "or the Kaiser Acquisition Agreements" after "Closing Date)" in the ninth line thereof.

                  2.12     Amendments to Section 6.23.

                  (a) Section 6.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "6.23 Licensing, Etc. Each HMO Subsidiary maintains in full force and effect (i) all licenses and certifications required pursuant to any HMO Regulation; (ii) all certifications and authorizations necessary to ensure that

39251439.4 12199 1610P 96246459
                  each of the HMO Subsidiaries is eligible for all reimbursements available under the HMO Regulations to the extent applicable to HMOs of their type; and (iii) all licenses, permits, authorizations and qualifications required under the HMO Regulations in connection with the ownership or operation of HMOs; except where the failure to maintain the items described in any of the preceding three clauses would not have a Material Adverse Effect. Each Workers' Compensation Subsidiary maintains in full force and effect (i) all licenses and certifications required pursuant to any Workers' Compensation Regulation; and (ii) all licenses, permits, authorizations and qualifications required under the Workers' Compensation Regulations in connection with the ownership or operation of a Workers' Compensation Business; except where the failure to maintain the items described in any of the preceding three clauses would not have a Material Adverse Effect."

                  2.13     Amendments to Section 6.25.

                  (a) The first sentence of Section 6.25 of the Credit Agreement is hereby amended by adding "or Event of Default" after "Material Adverse Effect" in the tenth line thereof.

                  (b) The second sentence of Section 6.25 of the Credit Agreement is hereby amended by adding the following clause prior to the end thereof:

     ", all to the extent necessary to insure that any such failure will not result in a Material Adverse Effect."

                  2.14     Amendments to Section 7.02.

                  (a) Clauses (d), (e) and (f) of Section 7.02 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                           "(d)  promptly  following  the receipt of the same, a
                  copy of each notice relating to the loss or threatened loss by the Company, any Workers' Compensation Subsidiary or any HMO Subsidiary of any material operating permit, license or certification by any Workers' Compensation Regulator or any HMO Regulator;

                           (e) promptly  following the receipt of the same,  all
                  material correspondence received by the Company or any Subsidiary (other than correspondence in draft form) from (i) an HMO Regulator which asserts that the Company or any HMO Subsidiary is not in substantial compliance with any HMO Regulation or which threatens the taking of any action against the Company or any Subsidiary under any HMO Regulation which would reasonably be expected to have a Material Adverse Effect or (ii) a Workers'

39251439.4 12199 1610P 96246459

                  Compensation Regulator which asserts that the Company or any Workers' Compensation Subsidiary is not in substantial compliance with any Workers' Compensation Regulation or which threatens the taking of any action against the Company or any Subsidiary under any Workers' Compensation Regulation which would reasonably be expected to have a Material Adverse Effect;

                           (f) from time to time upon receipt of a written request by the Agent or any Bank specifying in reasonable detail the types of documents to be provided, copies of any and all statements, audits, studies or reports submitted by or on behalf of (i) the Company or any HMO Subsidiary to any HMO Regulator or (ii) the Company and any Workers' Compensation Subsidiary to any Workers' Compensation Regulator (except to the extent that the delivery of such documents could result in the waiver by the Company of any privilege it might have under applicable law); and"

                  2.15     Amendments to Section 7.08.

                  (a) Section 7.08 of the Credit Agreement is hereby amended by adding ", all Workers' Compensation Regulations" after "HMO Regulations" in the fifth line thereof.

                  2.16     Amendments to Section 7.16.

                  (a) There shall be added to the Credit Agreement a new section
7.16 reading in its entirety as follows:

                           7.16 Accreditation. The Company will use reasonable commercial efforts to (i) maintain the current accreditation by the National Committee for Quality Assurance ("NCQA") for Health Plan of Nevada at the "Full Accreditation" level, and
                  (ii) obtain within a reasonable period of time and thereafter maintain accreditation by NCQA for its Dallas area HMO operations at the "Provisional Accreditation", "One-Year Accreditation" or "Full Accreditation" levels.

                  2.17     Amendments to Section 8.02.

                  (a) Subsection (c) of Section 8.02 of the Credit Agreement is hereby amended by deleting the date "December 31, 1997" and substituting therefor the date "November 2, 1998".

                  (b) Subsection (d) of Section 8.02 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "(d) dispositions not otherwise permitted hereunder of assets (including all, but not less than all, of the capital stock of any Subsidiary) owned by

39251439.4 12199 1610P 96246459
         the Company or any Subsidiary as of November 2, 1998, which are made for fair market value; provided, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, (iii) the aggregate value of all assets so sold by the Company and its Subsidiaries prior to the Revolving Loan Termination Date, together, shall not exceed 10% of the Consolidated Tangible Assets of the Company and its Subsidiaries as of November 2, 1998."

                  2.18     Amendments to Section 8.17.

                  (a) Subsections (iii) and (iv) of Section 8.17 of the Credit Agreement are hereby re-numbered as subsections (iv) and (v).

                  (b) A new subsection (iii) shall be added to Section 8.17 of the Credit Agreement reading in its entirety as follows:

                  "(iii) if the aggregate value of all consideration (including Indebtedness assumed by the Company and its Subsidiaries in connection therewith) for any single Acquisition exceeds $25,000,000, the Company shall have obtained the prior written approval of the Majority Banks."

                  2.19     Amendments to Section 9.02.

                  (a) Clause (a) of Section 9.02 of the Credit Agreement is hereby amended by adding "and participate in Letters of Credit" after "Loans" in the first line thereof and replacing "commitments" with "Commitments" in the third line thereof.

                  2.20     Amendments to Section 10.07.

                  (a) Section 10.07 of the Credit Agreement is hereby amended by deleting "solely" after "resulting" in line 9 thereof.

                  2.21     Amendments to Section 11.01.

                  (a) Clause (a) of Section 11.01 of the Credit Agreement is hereby amended by replacing "Section 8.02" with "Section 9.02" in the second line thereof.

                  (b) Clause (b) of Section 11.01 of the Credit Agreement is hereby amended by adding the following immediately prior to the end thereof:

     "or postpone or delay any date set forth in Section 2.07(b) for the reduction of the Commitments"


39251439.4 12199 1610P 96246459

                  (c) There shall be added to Section 11.01 of the Credit Agreement a new Clause (f) reading in its entirety as follows:

     "(f) release any portion of the Pledged Collateral;"

                  2.22     Amendment of Schedules.

                  (a) Schedule 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 2.01 hereto.

                  (b) Schedule 5.01(g) of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 5.01(g) hereto.

                  (c) Schedule 11.02 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 11.02 hereto.

                  2.23     Addition of New Banks.

                  (a) Upon the effectiveness of this First Amendment, each of the New Banks shall (i) be a party to the Credit Agreement; (ii) assume all of the rights and obligations of a Bank under the Credit Agreement with a Commitment in the amount set forth opposite such Bank's name in Schedule 2.01 attached hereto; and (iii) be secured by the Collateral. The Commitments of the New Banks and the revised Commitments of the existing Banks will be effective as of November 25, 1998 (the "New Commitment Effective Date"). As of the date of this First Amendment, there are three outstanding Borrowings of LIBOR Rate Loans (the "Outstanding Loans"). It is the intention of the parties that on the New Commitment Effective Date the New Banks shall purchase assignments in each of the Outstanding Loans in an amount equal to each such Bank's respective Pro Rata Share. The interest rate payable by the Company on the Outstanding Loans shall remain unchanged; however, the interest rate distributable to the New Banks on their portion of the New Loans shall be equal to the LIBOR Rate for an Interest Period of three months, determined as of November 23, 1998, plus the Applicable Margin for LIBOR Rate Loans. On the New Commitment Effective Date, each New Bank shall pay to the Agent (for delivery to BofA and First Union) its Pro Rata Share of the aggregate principal amount of the Outstanding Loans. The obligation of each New Bank to so provide its purchase price to the Agent shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default. Each New Bank that has provided to the Agent the purchase price due for its assignment in such Loans shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of BofA and First Union against the Company for principal and shall share, in accordance with its Pro Rata Share, in any principal payment made by the Company with respect to such claim.

                  (b) From and after the New Commitment Effective Date, the New Banks shall be entitled to their Pro Rata Share of all interest and fees thereafter accruing under this

39251439.4 12199 1610P 96246459

Credit Agreement (including, without limitation, interest on each such New Bank's Pro Rata Share of the Outstanding Loans). All Loans made after the New Commitment Effective Date shall be made by the Banks pursuant to the Pro Rata Shares set forth in Schedule 2.01 attached hereto.

                  (c) Each of the New Banks hereby (i) warrants and represents that it is authorized to become a party to the Credit Agreement; (ii) appoints and authorizes the Agent to take such action, exercise such powers, and perform such duties under the Credit Agreement as are specifically delegated to or required of the Agent by the terms of the Credit Agreement, together with such other powers as are reasonably incidental thereto; and (iii) agrees that it will abide and be bound by all of the terms, covenants and agreements, and perform all of the obligations, which by the terms of the Credit Agreement are required to be abided and performed by it as a Bank and shall be entitled to all of the rights, benefits and privileges available or accruing to Banks under the Loan Documents.

         3. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this First Amendment:

                  3.1 Authorization. The execution, delivery and performance by the Company of this First Amendment has been duly authorized by all necessary corporate action, and this First Amendment has been duly executed and delivered by the Company.

                  3.2 Binding Obligation. This First Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  3.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this First Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this First Amendment, or the transactions contemplated hereby.

                  3.4 Incorporation of Certain Representations. After giving effect to the terms of this First Amendment, the representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

39251439.4 12199 1610P 96246459

                  3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent of the following on or before November 30, 1998:

                  4.1 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of the Company.

                  4.2 Organization Documents. The articles or certificate of incorporation and the bylaws of each Pledgor Subsidiary as in effect on the date of this First Amendment, and resolutions authorizing the transactions by the Pledgor Subsidiaries contemplated by the Credit Agreement, each certified by the Secretary or Assistant Secretary of the each Pledgor Subsidiary as of the date of this First Amendment.

                  4.3 Pledge Agreement Affirmations. The Agent shall have received affirmation letters in respect of the Pledge Agreement, substantially in the form of Exhibit A, from each Pledgor Subsidiary.

                  4.4 Notes. The Agent shall have received for each Bank, including without limitation each New Bank, a duly executed Note in the amount of such Bank's Commitment.

                  4.5 Regulatory Certificate. A certificate of a Responsible Officer on behalf of each of the Workers' Compensation Subsidiaries to the effect that such Workers' Compensation Subsidiary is in compliance in all material respects with the requirements of all applicable Workers' Compensation Regulations and with all other Requirements of Law.

                  4.6 Reliance Letters. Letters from Morgan, Lewis & Bockius and the internal counsel of the Company authorizing the New Banks to rely on the opinions delivered pursuant to the Credit Agreement.

                  4.7 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this First Amendment and the Credit Agreement and the compliance with the conditions set forth herein.


39251439.4 12199 1610P 96246459

         5.       Miscellaneous.

                  5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

                  5.2 Waivers. This First Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

                  5.3 Counterparts. This First Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. All provisions of this First Amendment shall become effective when the Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

     5.4 Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of California.



39251439.4 12199 1610P 96246459

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                          SIERRA HEALTH SERVICES, INC.


                          By:
                          Name:
                          Title:

                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, as Administrative
                          Agent


                          By:
                          Name:
                          Title:


                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, as a Bank


                          By:
                          Name:
                          Title:


                         FIRST UNION NATIONAL BANK, as a Bank


                         By:
                         Name:
                         Title:



39251439.4 12199 1610P 96246459

                                     CREDIT LYONNAIS NEW YORK BRANCH, as

                                     a New Bank


                                                     By:
                                                     Name:
                                                     Title:


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as a New Bank


                                                     By:
                                                     Name:
                                                     Title:


                       NORWEST BANK NEVADA N.A., as a New
                                                     Bank


                                                     By:
                                                     Name:
                                                     Title:


                      UNION BANK OF CALIFORNIA, N.A., as a
                      New Bank


                                                     By:
                                                     Name:
                                                     Title:




39251439.4 12199 1610P 96246459

                                  SCHEDULE 2.01

                         COMMITMENTS AND PRO RATA SHARES


Bank                             Commitment                Pro Rata Share

Bank of America National
Trust and Savings
Association                      $ 66,666,667               33.333333333%

First Union National Bank        $ 53,333,333               26.666666667%

Credit Lyonnais
New York Branch                  $ 20,000,000               10.000000000%

The First National Bank
of Chicago                       $ 20,000,000               10.000000000%

Norwest Bank Nevada N.A.         $ 20,000,000              10.000000000%

Union Bank of California, N.A.   $ 20,000,000              10.000000000%

                  TOTAL          $200,000,000              100%



39251439.4 12199 1610P 96246459

                                                  SCHEDULE 11.02

                                      OFFSHORE AND DOMESTIC LENDING OFFICES,
                                               ADDRESSES FOR NOTICES


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
         as Administrative Agent

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank of America National Trust
and Savings Association
Agency Management Services #20529
555 South Flower Street, 11th Floor
Los Angeles, CA 90071

Attention:        Ms. Gina Meador
                  Vice President
                  Telephone: 213/228-5245
                  Facsimile: 213/228-2299

AGENT'S PAYMENT OFFICE:

Notices for Extensions of Credit and Conversion/Continuation:

Bank of America National Trust
and Savings Association
Agency Administrative Services #5596
1850 Gateway Boulevard, Fifth Floor
Concord, CA 94520

Attention:        Kathy Eddy
                  Telephone: 925/675-8458
                  Facsimile: 925/675-8500


39251439.4 12199 1610P 96246459

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
         as a Bank

Domestic and Offshore Lending Office:

GPO-Domestic Account Administration #5583
The Harnor Building, 19th Floor
333 S. Beaudry Ave.
Los Angeles, CA 90017-1486

Attention:        Sandra Ibarra
                  Telephone: 213/345-6536
                  Facsimile: 213/345-6550

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Bank of America National Trust
and Savings Association
Health Care Finance #9173
555 South Flower Street, 11th Floor
Los Angeles, CA 90071

Attention:        J. Gregory Seibly
                  Vice President
                  Telephone: 213/228-2953
                  Facsimile: 213/228-2756

FIRST UNION NATIONAL BANK

Domestic and Offshore Lending Office:

One First Union Center
Charlotte, North Carolina 28288

Attention:        Sue Patterson
                  Telephone: 704/374-7121
                  Facsimile: 704/374-6537

with a copy of all Notices (other
than Borrowing Notices or Notices
of Conversion/Continuation):


39251439.4 12199 1610P 96246459

First Union National Bank
One First Union Center
Charlotte, North Carolina 28288

Attention:        Valerie Cline
                  Telephone: 704/383-6237
                  Facsimile: 704/383-9144

CREDIT LYONNAIS NEW YORK BRANCH

Domestic and Offshore Lending Office:

1301 Avenue of the Americas
New York, New York 10019

Attention:        Kenia A. Perez
                  Telephone: 212/261-7788
                  Facsimile: 212/261-3440

THE FIRST NATIONAL BANK OF CHICAGO

Domestic and Offshore Lending Office:

One First National Plaza
Chicago, Illinois 60670

Attention:        Ken Fecko
                  Telephone: 312/732-4616
                  Facsimile: 312-732-4303

NORWEST BANK NEVADA N.A.

Domestic and Offshore Lending Office:

3300 West Sahara Avenue
Las Vegas, Nevada 89102

Attention:        Sue Norton
                  Telephone: 702/765-3180
                  Facsimile: 702/765-3888





39251439.4 12199 1610P 96246459

UNION BANK OF CALIFORNIA, N.A.

Domestic and Offshore Lending Office:

Commercial Customer Service Unit
1980 Saturn Street
Monterey Park, CA 91755

Attention:        Gohar Karapetyan
                  Telephone: 323/720-2679
                  Facsimile: 323/724-6198

39251439.4 12199 1610P 96246459

                                  EXHIBIT A to
                                 First Amendment
                               to Credit Agreement



                                                 November 23, 1998





Sierra Health Services, Inc.
Sierra Medical Management, Inc.
Prime Holdings, Inc.
c/o Sierra Health Services, Inc.
2724 North Tenaya Way
Las Vegas, Nevada 89128

         Re:      Sierra Health Services, Inc.

Gentlemen:

         Please refer to (1) the Credit Agreement, dated as of October 30, 1998 (the "Credit Agreement"), by and among Sierra Health Services, Inc., as the Borrower, the commercial lending institutions party thereto (collectively, the "Lenders") and Bank of America National Trust and Savings Association, as agent (herein, in such capacity, called the "Agent") and (2) the Pledge Agreements dated October 30, 1998 from each of the addressees in favor of the Lenders and the Agent (the "Pledge Agreements"). Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under your Pledge Agreement and (ii) acknowledge and agree that your Pledge Agreement is and shall remain in full force and effect in accordance with the terms thereof.

         Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                            as Agent


                        By:______________________________

39251439.4 12199 1610P 96246459

                                                        Title:




Acknowledged and Agreed to
as of November 20, 1998

SIERRA HEALTH SERVICES, INC.
SIERRA MEDICAL MANAGEMENT, INC.
PRIME HOLDINGS, INC.


By:____________________________
   Its:________________________



39251439.4 12199 1610P 96246459